UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Subsequent Closing Date (as defined below), pursuant to the Note Purchase Agreement (as defined below), the Purchasers (as defined below) purchased additional Payment Priority Notes (as defined below) of Biora Therapeutics, Inc. (the “Company”) with a purchase price of $4,000,000 (the “Subsequent Draw”).

Pursuant to the Exchange Agreement (as defined below), each investor party to the Exchange Agreement had the right to exchange 2028 Notes (as defined below) for additional Payment Priority Notes concurrent with the closing of the Subsequent Draw (a “Subsequent Exchange” and together with the Subsequent Draw, a “Subsequent Financing”).

The Subsequent Financing closed on September 10, 2024 (the “Subsequent Closing Date”).

Note Purchase Agreement

As previously disclosed, the Company entered into a Convertible Notes Purchase Agreement (the “Note Purchase Agreement”), dated August 12, 2024, with the purchasers named therein (the “Purchasers”), pursuant to which the Purchasers agreed to purchase up to $16,000,000 in aggregate principal amount of a new tranche (the “Payment Priority Notes”) of the Company’s 11.00% / 13.00% Convertible Senior Secured Notes due 2028 (“2028 Notes”) from the Company for cash at par value, of which $4,000,000 was purchased on August 15, 2024. On the Subsequent Closing Date, (i) the Purchasers purchased an additional $4,000,000 aggregate principal amount of Payment Priority Notes and (ii) the Purchasers were granted warrants (the “Subsequent Closing Commitment Warrants”) to purchase an aggregate of 6,655,538 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

Additional description of the Note Purchase Agreement was provided in the Company’s Current Report on Form 8-K filed on August 12, 2024 (the “August 12th 8-K”) and a copy of the form of Note Purchase Agreement was filed as Exhibit 10.1 thereto. That description and the exhibit are incorporated herein by reference, and the foregoing description of the Note Purchase Agreement is qualified in its entirety by reference thereto.

Note Exchange Agreement

As previously disclosed, the Company entered into a Convertible Notes Exchange Agreement, dated August 12, 2024 (the “Note Exchange Agreement”), with holders of the 2028 Notes, pursuant to which, on the Subsequent Closing Date, the Company acquired an aggregate of $10,759,986 in aggregate principal amount, plus accrued and unpaid interest thereon, of the existing 2028 Notes in exchange for $10,759,986 of a series of Payment Priority Notes.

Additional description of the Note Exchange Agreement was provided in the August 12th 8-K and a copy of the form of Note Exchange Agreement was filed as Exhibit 10.2 thereto. That description and the exhibit are incorporated herein by reference, and the foregoing description of the Note Exchange Agreement is qualified in its entirety by reference thereto.

Warrants

The Subsequent Closing Commitment Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (as defined in the Note Purchase Agreement and Note Exchange Agreement) (to the extent required) for the complete exercise thereof. The Subsequent Closing Commitment Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Subsequent Closing Commitment Warrant.

Additional description of the Subsequent Closing Commitment Warrants (which have the same terms as the Initial Commitment Warrants (as defined therein)) was provided in the August 12th 8-K and is incorporated herein by reference, and the foregoing description of the Subsequent Closing Commitment Warrants is qualified in its entirety by reference thereto. Additional description of the Subsequent Closing Commitment Warrant was provided in the Company’s Current Report on Form 8-K filed on August 21, 2024 (the “August 21st 8-K”) and a copy of the form of Subsequent Closing Commitment Warrant was filed as Exhibit 4.3 thereto. That description and the exhibit are incorporated by reference herein by reference, and the foregoing description of the Subsequent Closing Commitment Warrant is qualified in its entirety by reference thereto.

Additional Warrants

A Purchaser received an additional 100,000 warrants at the Subsequent Closing Date (the “Additional Warrants” and, together with the Subsequent Closing Commitment Warrants, the “Warrants”). Such Additional Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (to the extent required) for the complete exercise. The Additional Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Additional Warrant.

Additional description of the Additional Warrants was provided in the August 12th 8-K and is incorporated herein by reference, and the foregoing description of the Additional Warrants is qualified in its entirety by reference thereto. Additional description of the Additional Warrant was provided in the August 21st 8-K and a copy of the form of Additional Warrant was filed as Exhibit 4.4 thereto. That description and the exhibit are incorporated by reference herein by reference, and the foregoing description of the Additional Warrant is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement and the Note Purchase Agreement is hereby incorporated into this Item 3.02 by reference. The exchange of the existing 2028 Notes and the issuance of the Payment Priority Notes pursuant to the Note Exchange Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof. The sale of the Payment Priority Notes and the issuance of the Warrants pursuant to the Note Purchase Agreement are exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date:	September 13, 2024	By:	/s/ Eric d'Esparbes
Eric d'Esparbes Chief Financial Officer